Filed pursuant to Rule 497(e)
File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, B, C, K shares) Dated May 1, 2009 and

Supplement to Prospectus (Class Y shares) Dated May 1, 2009

RS Partners Fund and RS Emerging Markets Fund

Effective March 5, 2010, RS Partners Fund and RS Emerging Markets Fund will be offered only to existing shareholders and to investors purchasing shares through certain financial intermediaries.

March 2, 2010